UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

August 25, 2016

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	001-09733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street

Fort Worth, Texas 76102

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

As previously announced, Cash America International, Inc. (“Cash America”) and First Cash Financial Services, Inc. (“First Cash”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) on April 28, 2016 pursuant to which the companies will combine in an all-stock, merger of equals transaction (the “Merger”). The closing of the Merger is expected to occur on September 1, subject to certain approvals by the shareholders of both Cash America and First Cash and the satisfaction of customary closing conditions.

Termination of Certain Cash America Compensation Plans/Agreements in Connection with the Merger

On August 25, 2016, the Management Development and Compensation Committee of the Board of Directors of Cash America approved the Termination Amendment for Nonqualified Deferred Compensation Plans and Corresponding Rabbi Trusts (the “Termination Amendment”) that is attached to this Current Report on Form 8-K as Exhibit 10.1. The Termination Amendment provides that, subject to and effective upon the closing of the Merger, the following compensation plans/agreements will be terminated (collectively, the “Plans”): the Cash America International, Inc. Nonqualified Savings Plan; the Cash America International, Inc. Supplemental Executive Retirement Plan and all outstanding restricted stock unit agreements that have been awarded under Cash America’s long-term incentive plans. The Termination Amendment also requires that all rabbi trusts that have been used to pay benefits under the Plans will be terminated once all assets have been distributed from each of the rabbi trusts following the Merger. The Termination Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description is qualified in its entirety by the exhibit.

ITEM 8.01 OTHER EVENTS.

Employment Agreements in Connection with Merger

On August 26, 2016, First Cash entered into an employment agreement with T. Brent Stuart, who currently serves as the President and Chief Executive Officer of Cash America, which was approved by the Compensation Committee of the Board of Directors of First Cash (the “Committee”) on August 25, 2016. The employment agreement with Mr. Stuart, provides that contingent on and effective as of the closing of the Merger, Mr. Stuart will serve as President and Chief Operating Officer of First Cash (which will be renamed FirstCash, Inc. following the closing of the Merger).

In addition, on August 26, 2016, First Cash entered into new employment agreements with Rick L. Wessel, First Cash’s Chief Executive Officer, and R. Douglas Orr, First Cash’s Executive Vice President and Chief Financial Officer, which were approved by the Committee on August 25, 2016.

The employment agreement with Mr. Stuart will become effective as of the closing of the Merger. The employment agreements with Messrs. Wessel and Orr became effective upon signing. The terms of the employment agreements run through December 31, 2021.

The employment agreements provide for annual base salaries, to be effective as of January 1, 2017, in the following amounts: $1,075,000 for Mr. Wessel, $700,000 for Mr. Stuart and $650,000 for Mr. Orr, in each case subject to annual review and increases in the discretion of the Committee. The executives will also be eligible to earn an annual bonus based on satisfaction of performance criteria established by the Committee for each fiscal year during the term of the agreement, with a target bonus opportunity equal to not less than a specified percentage of the executive’s then current base salary (150% in the case of Mr. Wessel; 100% in the case of Messrs. Stuart and Orr). In addition, the executives will be eligible for grants of stock-based awards under First Cash’s long-term equity compensation plan, and will be eligible to participate in any of First Cash’s incentive, savings, retirement and welfare benefit plans available to other senior management personnel of First Cash.

The employment agreements provide that if an executive’s employment with First Cash is terminated during the term by First Cash without “cause” or by the executive for “good reason” (as such terms are defined in the employment agreements), the executive would be entitled to a lump sum cash severance payment equal to one times (or two times, if such termination occurs within twelve months following a change in control of First Cash) the sum of (i) the executive’s base salary in effect as of the termination, and (ii) the average of the annual bonuses earned by the executive for each of the three fiscal years immediately preceding the year in which the termination occurs. The executive would also be entitled to continue to participate in First Cash’s health and welfare benefit plans at active employee rates for a period of eighteen months (the “COBRA subsidy”). In addition, if such termination occurs within twelve months following a change in control of First Cash, the executive would be entitled to a pro rata annual bonus for the year in which the termination occurs, and accelerated vesting and full payout under of all of his outstanding time-vesting and performance-based equity incentive awards (based on an assumed achievement of all relevant performance goals at “target” level, or based on a higher actual or deemed level of achievement of performance goals, in the sole discretion of the Committee). Furthermore, if such termination occurs within twelve months following a change in control of First Cash, First Cash will pay to the executive, in lieu of the COBRA subsidy described above, a lump sum in cash in an amount equal to the full monthly cost of the executive’s health and welfare benefit coverage multiplied by 24.

The employment agreements prohibit the executives from competing with First Cash during the employment term and for a period of 24 months following termination of employment. The executives would also be prohibited from soliciting First Cash customers and recruiting First Cash employees during this period.

The employment agreements for Messrs. Wessel, Stuart and Orr were filed with the SEC by First Cash on August 26, 2016 as Exhibits 10.1, 10.2 and 10.3, respectively, to a Current Report on Form 8-K.

In addition, as previously disclosed, Daniel R. Feehan, who currently serves as the Executive Chairman of the Board of Cash America, will serve as the Chairman of the Board of Directors of the combined company following the Merger. Mr. Feehan also currently serves as a non-executive employee of Cash America pursuant to an Employment Agreement dated April 3, 2015 (the “Feehan Employment Agreement”). In connection with the Merger, First Cash will assume the Feehan Employment Agreement, and Mr. Feehan will serve as a non-executive employee of First Cash following the Merger pursuant to the terms of the Feehan Employment Agreement. The Feehan Employment Agreement is filed as Exhibit 10.1 to Cash America’s Current Report on Form 8-K filed with the SEC on April 6, 2015.

FirstCash, Inc. to be Traded on NYSE following Closing of the Merger

The Merger Agreement states that it is a condition to the completion of the Merger that the shares of First Cash common stock to be issued to Cash America’s shareholders pursuant to the Merger be authorized for listing, and First Cash has agreed to use its reasonable best efforts to cause such shares to be listed, on the NASDAQ Global Select Market (“NASDAQ”) subject to official notice of issuance, and subject to the right of the parties to agree to cause such shares to be listed on the New York Stock Exchange (the “NYSE”) as opposed to the NASDAQ. Cash America and First Cash have agreed to the listing of such shares to be issued in the Merger on the NYSE instead of the NASDAQ. The proposed Merger with First Cash is expected to close on September 1, 2016, subject to certain approvals of the shareholders of First Cash and Cash America and other customary closing conditions, and the combined company (FirstCash, Inc.) is expected to begin trading on the NYSE on September 2, 2016.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

See Exhibit Index following Signatures.

Forward Looking Statements

This report, and the document incorporated herein by reference, contain “forward-looking statements” (as defined in the Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of First Cash and Cash America or anticipated benefits of the proposed transaction. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “will,” “estimates,” “may,” “could,” “should” and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. The closing of the proposed transaction is subject to the approval of the stockholders of First Cash and Cash America and other customary closing conditions. There is no assurance that such conditions will be met or that the proposed transaction will be consummated within the expected time frame, or at all. Forward-looking statements relating to the proposed transaction include, but are not limited to: statements about the benefits of the proposed transaction, including anticipated synergies, cost savings, cash flows and future financial and operating results; future capital returns to stockholders of the combined company; First Cash’s and Cash America’s plans, objectives, expectations, projections and intentions; the expected timing of completion of the proposed transaction; the impact of any CFPB rules that may be adopted on First Cash and Cash America; and other statements relating to the transaction that are not historical facts. Forward-looking statements are based on information currently available to First Cash and Cash America and involve estimates, expectations and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the proposed transaction, these risks, uncertainties and factors include, but are not limited to: the risk that required stockholder approvals may not be obtained; the risks that condition(s) to closing of the transaction may not be satisfied; the length of time necessary to consummate the proposed transaction, which may be longer than anticipated for various reasons; the risk that the businesses will not be integrated successfully; the risk that the benefits, cost savings, cash flows, synergies and growth from the proposed transaction may not be fully realized or may take longer to realize than expected; the diversion of management time to transaction-related issues; the risk that costs associated with the integration of the businesses are higher than anticipated; and litigation risks related to the transaction. With respect to the businesses of First Cash and/or Cash America, including if the proposed transaction is consummated, these risks, uncertainties and factors include, but are not limited to: the effect of future regulatory or legislative actions on the companies or the industries in which they operate and the effect of compliance with enforcement actions, orders or agreements issued by applicable regulators; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect and/or risks related to the ability to obtain financing; economic and foreign exchange rate volatility, particularly in Latin American markets; adverse gold market or exchange rate fluctuations; increased competition from banks, credit unions, internet-based lenders, other short-term consumer lenders and other entities offering similar financial services as well as retail businesses that offer products and services offered by First Cash and Cash America; a decrease in demand for First Cash’s or Cash America’s products and services; public perception of First Cash’s or Cash America’s business and business practices; changes in the general economic environment, or social or political conditions, that could affect the businesses; the potential impact of the announcement or consummation of the proposed transaction on relationships with customers, suppliers, competitors, management and other employees; risks related to any current or future litigation proceedings; the ability to attract new customers and retain existing customers in the manner anticipated; the ability to hire and retain key personnel; reliance on and integration of information technology systems; ability to protect intellectual property rights; the impact of security breaches, cyber-attacks or fraudulent activity on First Cash’s or Cash America’s reputation; the risks associated with assumptions the companies make in connection with their parties’ critical accounting estimates and legal proceedings; and the potential of international unrest, economic downturn or effects of currency fluctuations, tax assessments or tax positions taken, risks related to goodwill and other intangible asset impairments, tax adjustments, anticipated tax rates, benefit or retirement plan costs, or other regulatory compliance costs.

Additional information concerning these and other risk factors is also contained in First Cash’s Form S-4 Registration Statement that has been filed with the SEC and was declared effective by the SEC on July 29, 2016, which includes the joint proxy statement for First Cash and Cash America, as well as First Cash’s and Cash America’s most recently filed Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings.

Many of these risks, uncertainties and assumptions are beyond First Cash’s or Cash America’s ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the information currently available to the parties on the date they are made, and neither First Cash nor Cash America undertakes any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this report. Neither First Cash nor Cash America gives any assurance (1) that either First Cash or Cash America will achieve its expectations, or (2) concerning any result or the timing thereof. All subsequent written and oral forward-looking statements concerning First Cash, Cash America, the proposed transaction, the combined company or other matters and attributable to First Cash or Cash America or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Additional Information And Where To Find It

This report is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction between First Cash and Cash America or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

The proposed transaction between First Cash and Cash America will be submitted to the respective stockholders of First Cash and Cash America for their consideration. In connection with the proposed transaction between First Cash and Cash America, First Cash filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of First Cash and Cash America that also constitutes a prospectus of First Cash. The registration was declared effective by the SEC on July 29, 2016. The joint proxy statement was filed by Cash America on August 1, 2016. On or about August 3, 2016, each of First Cash and Cash America commenced mailing the joint proxy statement in definitive form to its stockholders of record as of the close of business on July 29, 2016. First Cash and Cash America may also file other documents with the SEC regarding the proposed transaction. This report is not a substitute for any prospectus, proxy statement or any other document which First Cash or Cash America may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF FIRST CASH AND CASH AMERICA ARE URGED TO READ THE DEFINITIVE JOINT PROXY

STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT FIRST CASH, CASH AMERICA, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents (when they become available) containing important information about First Cash and Cash America through the website maintained by the SEC at www.sec.gov. First Cash and Cash America make available free of charge at www.firstcash.com and www.cashamerica.com, respectively (in the “Investor” or “Investor Relations” section, as applicable), copies of materials they file with, or furnish to, the SEC.

Participants In The Merger Solicitation

First Cash, Cash America, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of First Cash and Cash America in connection with the proposed transaction. Information about the directors and executive officers of First Cash is set forth in its proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on April 28, 2016. Information about the directors of Cash America is set forth in its proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on April 7, 2016, and information about the executive officers of Cash America is set forth in Cash America’s Annual Report on Form 10-K, which was filed with the SEC on February 26, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date: August 29, 2016	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President,
General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cash America International, Inc. Termination Amendment for Nonqualified Deferred Compensation Plans and Corresponding Rabbi Trusts